COLUMBIA REAL ESTATE EQUITY FUND

(the “Fund”)

Supplement to the Prospectuses and Statement of Information dated January 1, 2007

The Fund currently operates as a “diversified” fund for purposes of the Investment Company Act of 1940, as amended. This means that the Fund invests at least 75 percent of the value of its total assets in cash and cash items (including receivables), Government securities, securities of other investment companies and other securities, excluding securities of a single issuer that represent more than 5 percent of the Fund’s total assets and securities that constitute more than 10 percent of the issuer’s outstanding voting securities.

The Board of Trustees of the Fund (the “Board”) has approved, subject to shareholder approval, a change in the classification of the Fund from “diversified” to “non-diversified,” which would allow the Fund to invest more of its assets in the securities of fewer issuers. Columbia Management Advisors, LLC, the Fund’s investment advisor (“CMA”), has advised the Board that CMA believes the change in classification from “diversified” to “non-diversified” would allow the Fund to better pursue its investment objective.

A “non-diversified” fund generally may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by a “non-diversified” fund could affect the overall value of such fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, a “non-diversified” fund’s value will likely be more volatile than the value of more diversified funds.

It is anticipated that a proxy statement soliciting shareholder votes regarding the proposed change in classification will be distributed in late November to shareholders of record on November 15, 2007. A shareholder meeting has been scheduled for February 1, 2008. If the proposed change in classification is approved at the shareholder meeting, the change will be effective immediately, though CMA has advised the Board that CMA may or may not operate the Fund as a “non-diversified” fund, depending on its assessment of the investment opportunities available to the Fund from time to time.

November 5, 2007	INT-47/137063-1107